SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 26, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of June 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-11)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



                  Registrant's telephone number,
                including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On June 26, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-11 (the "Certificates"), consisting of three groups of Certificates (the "Pool 1 Certificates" , "Pool 2 Certificates" and the "Pool 3 Certificates"), each evidencing beneficial ownership interests in a distinct trust fund (each, a "Trust Fund"). The assets of each Trust Fund consist primarily of a distinct pool ("Pool 1", "Pool 2" and "Pool 3", respectively, and each a "Mortgage Pool") of conventional, fixed-rate, first-lien, fully-amortizing, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated June 23, 1998, each as filed by GECMSI with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933.

The original principal balance of each Class of the Pool 1
Certificates is as follows:

               Class 1- A1         $191,300,000.00
               Class 1- A2          $49,680,000.00
               Class 1- A3           $4,860,000.00
               Class 1- A4           $3,980,000.00
               Class 1- A5           $3,980,000.00
               Class 1- A6           $3,980,000.00
               Class 1- A7          $16,800,000.00
               Class 1- A8          $41,524,119.00
               Class 1- A9           $3,275,000.00
               Class 1- A10          $9,920,000.00
               Class 1- A11         $51,000,000.00
               Class 1- A12         $35,200,000.00
               Class 1- A13         $14,900,000.00
               Class 1- A14             $79,000.00
               Class 1- A15         $45,620,000.00
               Class 1- A16         $19,850,000.00
               Class 1- A17            $720,000.00
               Class 1- R                  $100.00
               Class 1- M            $9,579,000.00
               Class 1- B1           $4,143,000.00
               Class 1- B2           $2,330,000.00
               Class 1- B3           $2,071,000.00
               Class 1- B4           $1,036,000.00
               Class 1- B5           $1,553,574.00
               Class 1- PO             $422,779.60
                                   ---------------
                    Total :        $517,803,572.60


The initial Pool 1 Junior Percentage and initial Pool 1 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Pool 1 Certificates are $182,510.00, $5,178,036.00 and $5,178,036.00, respectively, representing approximately .03525%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of June 1, 1998 (the "Cut-off Date").

POOL 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

               Class 2- A1          $23,177,880.00
               Class 2- A2           $7,474,000.00
               Class 2- A3          $11,633,823.00
               Class 2- A4          $24,904,832.00
               Class 2- A5          $24,125,000.00
               Class 2- A6          $10,000,000.00
               Class 2- A7           $3,016,177.00
               Class 2- A8           $1,750,000.00
               Class 2- A9           $1,750,000.00
               Class 2- A10         $73,700,000.00
               Class 2- A11         $44,500,000.00
               Class 2- A12          $5,375,000.00
               Class 2- A13                  (1)
               Class 2- A14          $2,491,000.00
               Class 2- A15          $2,491,000.00
               Class 2- A16          $2,492,000.00
               Class 2- R                  $100.00
               Class 2- RL                 $100.00
               Class 2- M            $4,607,000.00
               Class 2- B1           $1,992,000.00
               Class 2- B2           $1,121,000.00
               Class 2- B3             $996,000.00
               Class 2- B4             $498,000.00
               Class 2- B5             $747,933.00
               Class 2- PO             $205,476.27
                                   ---------------
                    Total :        $249,048,321.27


(1)  The Class 2-A13 Certificates are issued with an initial
     Notional Principle Balance of $10,000,000.00.

The initial Pool 2 Junior Percentage and initial Pool 2 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 2 Bankruptcy Loss Amount", the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Pool 2 Certificates are $100,000.00, $2,490,483.00 and $4,121,887.00, respectively, representing approximately .0402%, 1.0000%, and 1.6551%, respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.

POOL 3

The original principal balance of each Class of the Pool 3
Certificates is as follows:

               Class 3-A           $112,817,662.00
               Class 3-R                   $100.00
               Class 3-M             $1,157,000.00
               Class 3-B1              $578,000.00
               Class 3-B2              $289,000.00
               Class 3-B3              $232,000.00
               Class 3-B4              $173,000.00
               Class 3-B5              $174,569.69
               Class 3-PO              $292,874.22
                                   ---------------
                    Total :        $115,714,205.91


The initial Pool 3 Junior Percentage and initial Pool 3 Senior Percentage are approximately 2.26% and 97.74%, respectively. The "Pool 3 Bankruptcy Loss Amount", the "Pool 3 Fraud Loss Amount" and the "Pool 3 Special Hazard Loss Amount" as of the initial issuance of the Pool 3 Certificates are $100,000.00, $1,157,142.00 and $2,077,566.00, respectively, representing approximately .0864%, 1.0000%, and 1.7954%, respectively, of the aggregate Scheduled Principal Balances of the Pool 3 Mortgage Loans as of the Cut-off Date.

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1

Pool 1 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans ( the "Pool 1
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $517,803,572.60.

      The interest rates (the "Mortgage Rates") borne by the 1,663 Pool 1 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.2500% to 9.2500% and the weighted average Mortgage Rate of the Pool 1 Mortgage Loans as of the Cut-off Date is 7.4116% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $38,500.00 to $1,500,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $311,367.15, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is March 1995, and the latest scheduled maturity date of any such Mortgage Loan is June 2028. The weighted average loan-to-value ratio at origination of the Pool 1 Mortgage Loans as of the Cut-off Date is 74.9382%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 1 Mortgage Loans:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
  MORTGAGE         # OF                  AS OF         AGGREGATE
     RATES        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
   6.2500%            1            $281,342.66           0.0543%
   6.5000%            1            $488,557.94           0.0944%
   6.6250%            3            $691,311.62           0.1335%
   6.7500%           14          $3,580,962.81           0.6916%
   6.8750%           53         $17,021,289.52           3.2872%
   7.0000%           87         $29,498,731.38           5.6969%
   7.1250%          140         $43,665,878.37           8.4329%
   7.2500%          266         $83,343,243.38          16.0955%
   7.3750%          343        $106,985,335.81          20.6613%
   7.4500%            1            $223,322.07           0.0431%
   7.5000%          309         $99,698,807.86          19.2541%
   7.6250%          187         $59,888,015.60          11.5658%
   7.7500%          132         $38,796,404.64           7.4925%
   7.8750%           68         $18,959,928.75           3.6616%
   7.9900%            1            $216,455.68           0.0418%
   8.0000%           20          $6,767,956.85           1.3071%
   8.1250%           15          $3,528,927.03           0.6815%
   8.2500%            4            $760,568.35           0.1469%
   8.3750%            4            $998,717.41           0.1929%
   8.5000%            5          $1,057,305.34           0.2042%
   8.6250%            3            $485,093.28           0.0937%
   8.7500%            2            $321,909.22           0.0622%
   8.8750%            1             $82,507.03           0.0159%
   9.1250%            1            $210,000.00           0.0406%
   9.2500%            2            $251,000.00           0.0485%
                  -----        ---------------         ---------
     Total        1,663        $517,803,572.60         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 1 Mortgage Loans :

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
$      0 - 227,150      188      $30,212,763.94          5.8348%
$227,151 - 250,000      218      $52,690,131.35         10.1757%
$250,001 - 300,000      575     $157,594,711.96         30.4352%
$300,001 - 350,000      278      $89,838,969.23         17.3500%
$350,001 - 400,000      174      $65,717,914.57         12.6917%
$400,001 - 450,000       81      $34,747,573.84          6.7106%
$450,001 - 600,000      106      $54,069,732.00         10.4421%
$600,001 - 650,000       26      $16,539,485.22          3.1942%
$650,001 - 1,000,000 +   17      $16,392,290.49          3.1657%
                      -----     ---------------        ---------
            Total     1,663     $517,803,572.60        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 1
Mortgage Loan, as of the Cut-off Date, is $1,500,000.00.

The smallest outstanding Scheduled Principal Balance of any Pool
1 Mortgage Loan, as of the Cut-off Date, is $38,500.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 1 Mortgage Loans:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1995            2            $572,105.61           0.1105%
       1996            3            $700,076.19           0.1352%
       1997           55         $16,176,093.71           3.1240%
       1998        1,603        $500,355,297.09          96.6303%
                   -----        ---------------         ---------
      Total        1,663        $517,803,572.60         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 1 Mortgage Loans at origination:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          70      $24,000,535.55          4.6351%
50.001 - 60.00          94      $32,243,484.50          6.2270%
60.001 - 70.00         218      $75,929,293.03         14.6637%
70.001 - 75.00         245      $81,446,888.71         15.7293%
75.001 - 80.00         759     $229,576,161.45         44.3365%
80.001 - 85.00          31       $8,751,996.38          1.6902%
85.001 - 90.00         133      $37,654,060.82          7.2719%
90.001 - 95.00         113      $28,201,152.16          5.4463%
                     -----     ---------------        ---------
     Total           1,663     $517,803,572.60        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 1 Mortgage Loans:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
TYPE OF               # OF                AS OF       AGGREGATE
DWELLING             LOANS         CUT-OFF DATE         BALANCE
--------             -----         ------------       ---------
Single-family
 detached            1,492      $470,771,508.12        90.9169%
Single-family
 attached               57       $16,146,429.64         3.1183%
Condominium             83       $21,377,896.66         4.1286%
2 - 4 Family Units      28        $8,154,738.18         1.5749%
Co-op                    3        $1,353,000.00         0.2613%
                     -----      ---------------       ---------
Total                1,663      $517,803,572.60       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 1 Mortgage Loans as represented by the mortgagors at origination:


                                     AGGREGATE            % OF
                                      BALANCES         POOL BY
                      # OF               AS OF       AGGREGATE
OCCUPANCY            LOANS        CUT-OFF DATE         BALANCE
---------            -----        ------------       ---------
Owner Occupied       1,619     $506,607,767.85        97.8378%
Vacation                27       $8,344,311.90         1.6115%
Investment              17       $2,851,492.85         0.5507%

                     -----     ---------------       ---------
Total                1,663     $517,803,572.60       100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  1            $272,897.33         0.0527%
Alaska                   3          $1,138,431.80         0.2199%
Arizona                 26          $7,654,969.95         1.4784%
California             818        $258,675,387.26        49.9566%
Colorado                32          $9,828,564.68         1.8981%
Connecticut             40         $12,176,125.10         2.3515%
Delaware                 3            $794,733.87         0.1535%
District Of Columbia     6          $2,361,863.09         0.4561%
Florida                 28          $8,489,425.53         1.6395%
Georgia                 22          $7,687,355.72         1.4846%
Hawaii                   6          $1,834,258.30         0.3542%
Illinois                44         $14,796,349.99         2.8575%
Indiana                  9          $2,576,820.55         0.4976%
Kansas                   2            $772,815.21         0.1492%
Kentucky                 1            $299,575.15         0.0579%
Louisiana                6          $1,534,812.17         0.2964%
Maine                    1            $449,621.95         0.0868%
Maryland                50         $15,614,818.46         3.0156%
Massachusetts          110         $34,229,599.34         6.6105%
Michigan                13          $3,859,245.62         0.7453%
Minnesota               14          $4,248,426.93         0.8205%
Mississippi              1            $559,145.16         0.1080%
Missouri                 2            $599,782.14         0.1158%
Montana                  1            $250,856.82         0.0484%
Nebraska                 2            $715,556.42         0.1382%
Nevada                  11          $2,976,727.91         0.5749%
New Hampshire            6          $1,382,269.31         0.2669%
New Jersey              94         $29,234,168.60         5.6458%
New Mexico              12          $4,335,729.59         0.8373%
New York                47         $14,333,241.98         2.7681%
North Carolina           7          $1,871,747.88         0.3615%
Ohio                    14          $3,816,806.60         0.7371%
Oklahoma                 1            $246,622.94         0.0476%
Oregon                  12          $3,659,675.67         0.7068%
Pennsylvania            40         $11,599,916.00         2.2402%
Rhode Island             5          $1,299,595.68         0.2510%
South Carolina           5          $1,401,055.23         0.2706%
South Dakota             1            $259,603.10         0.0501%
Tennessee                7          $1,818,776.72         0.3512%
Texas                   53         $15,516,835.84         2.9967%
Utah                     4          $2,151,197.09         0.4154%
Vermont                  4          $1,175,418.40         0.2270%
Virginia                61         $18,315,571.10         3.5372%
Washington              28          $7,937,131.37         1.5328%
West Virginia            2            $771,153.49         0.1489%
Wisconsin                8          $2,278,889.56         0.4401%
                     -----        ---------------       ---------
Total                1,663        $517,803,572.60       100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     1 Mortgage Loans:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
   YEAR OF         # OF                  AS OF         AGGREGATE
  MATURITY        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
      2018           17          $4,653,177.77           0.8986%
      2022            1            $216,683.00           0.0418%
      2023            9          $2,869,802.03           0.5542%
      2024            1            $240,037.62           0.0464%
      2025            1            $264,958.10           0.0512%
      2026            4          $1,094,343.93           0.2113%
      2027           40         $11,900,117.14           2.2982%
      2028        1,590        $496,564,453.01          95.8983%
                  -----        ---------------         ---------
     Total        1,663        $517,803,572.60         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 1 Mortgage Loans. The basis for such determination is the making of a representation by the Mortgagor at origination.

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
PURPOSE               # OF                AS OF       AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE         BALANCE
-------              -----         ------------       ---------
Purchase               799      $240,787,078.54        46.5016%
Rate Term/Refinance    666      $216,823,902.36        41.8738%
Cash-out Refinance     198       $60,192,591.70        11.6246%
                     -----      ---------------       ---------
Total                1,663      $517,803,572.60       100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans (the "Pool 2
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $249,048,321.27.

      The interest rates (the "Mortgage Rates") borne by the 817 Pool 2 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.6250% to 9.2500% and the weighted average Mortgage Rate of the Pool 2 Mortgage Loans as of the Cut-off Date is 7.4404% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $39,9000.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $304,832.71, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is November 1996, and the latest scheduled maturity date of any such Mortgage Loan is June 2028. The weighted average loan-to-value ratio at origination of the Pool 2 Mortgage Loans as of the Cut-off Date is 75.6027%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 2 Mortgage Loans:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
  MORTGAGE         # OF                  AS OF         AGGREGATE
     RATES        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
   6.6250%            1            $300,000.00           0.1205%
   6.7500%            9          $2,843,324.69           1.1417%
   6.8750%           26          $8,672,342.40           3.4822%
   7.0000%           42         $12,327,447.81           4.9498%
   7.1250%           51         $16,377,503.90           6.5760%
   7.2500%          124         $39,763,957.57          15.9664%
   7.3750%          120         $37,434,786.16          15.0311%
   7.5000%          176         $53,322,254.66          21.4104%
   7.6250%          115         $34,074,739.08          13.6820%
   7.7500%           75         $22,713,957.85           9.1203%
   7.8000%            1            $215,235.48           0.0864%
   7.8750%           49         $14,544,275.25           5.8399%
   8.0000%           12          $2,767,626.81           1.1113%
   8.1250%            3          $1,238,994.40           0.4975%
   8.2500%            5          $1,217,649.99           0.4889%
   8.3750%            2            $426,125.17           0.1711%
   8.5000%            1            $263,666.71           0.1059%
   8.6250%            1             $64,761.74           0.0260%
   8.7500%            2            $291,571.60           0.1171%
   8.8750%            1             $62,100.00           0.0249%
   9.2500%            1            $126,000.00           0.0506%
                  -----        ---------------         ---------
     Total          817        $249,048,321.27         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 2 Mortgage Loans :

                                      AGGREGATE             % OF
                                       BALANCES          POOL BY
    ORIGINAL           # OF               AS OF        AGGREGATE
    BALANCES          LOANS        CUT-OFF DATE          BALANCE
    --------          -----        ------------        ---------
$      0 - 227,150      115      $19,502,129.76          7.8307%
$227,151 - 250,000      118      $28,245,206.96         11.3413%
$250,001 - 300,000      256      $70,155,783.45         28.1694%
$300,001 - 350,000      142      $45,999,756.03         18.4702%
$350,001 - 400,000       71      $26,681,175.31         10.7133%
$400,001 - 450,000       39      $16,711,027.33          6.7100%
$450,001 - 600,000       56      $28,506,614.46         11.4462%
$600,001 - 650,000       15       $9,288,355.23          3.7295%
$650,001 - 1,000,000 +    5       $3,958,272.74          1.5894%
                      -----     ---------------        ---------
            Total       817     $249,048,321.27        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 2
Mortgage Loan, as of the Cut-off Date, is $1,000,000.00.

The smallest outstanding Scheduled Principal Balance of any Pool
2 Mortgage Loan, as of the Cut-off Date, is $39,877.04.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 2 Mortgage Loans:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
    YEAR OF         # OF                  AS OF       AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE         BALANCE
-----------        -----           ------------       ---------
       1996            1            $251,694.56         0.1011%
       1997           39         $11,052,628.92         4.4379%
       1998          777        $237,743,997.79        95.4610%
                   -----        ---------------       ---------
      Total          817        $249,048,321.27       100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 2 Mortgage Loans at origination:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          29       $9,400,750.60          3.7747%
50.001 - 60.00          39      $11,945,847.22          4.7966%
60.001 - 70.00          98      $34,195,204.77         13.7304%
70.001 - 75.00         138      $46,536,156.25         18.6856%
75.001 - 80.00         359     $106,417,671.16         42.7297%
80.001 - 85.00          17       $4,461,507.11          1.7914%
85.001 - 90.00          89      $24,464,810.81          9.8233%
90.001 - 95.00          48      $11,626,373.35          4.6683%
                     -----     ---------------        ---------
     Total             817     $249,048,321.27        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
TYPE OF               # OF                  AS OF       AGGREGATE
DWELLING             LOANS           CUT-OFF DATE         BALANCE
--------             -----           ------------       ---------
Single-family
 detached              738        $227,603,820.17        91.3895%
Single-family
 attached               25          $6,825,501.71         2.7406%
Condominium             35         $10,063,553.12         4.0408%
2 - 4 Family Units      19          $4,555,446.27         1.8291%
                     -----        ---------------       ---------
Total                  817        $249,048,321.27       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 2 Mortgage Loans as represented by the mortgagors at origination:

                                       AGGREGATE            % OF
                                        BALANCES         POOL BY
                      # OF                 AS OF       AGGREGATE
OCCUPANCY            LOANS          CUT-OFF DATE         BALANCE
---------            -----          ------------       ---------
Owner Occupied         785       $242,251,753.81        97.2710%
Vacation                17         $4,795,844.70         1.9257%
Investment              15         $2,000,722.76         0.8033%
                     -----       ---------------       ---------
Total                  817       $249,048,321.27       100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  2            $484,964.19         0.1947%
Arizona                 12          $3,677,781.19         1.4767%
California             391        $122,261,223.91        49.0915%
Colorado                39         $12,143,389.78         4.8759%
Connecticut             10          $2,939,097.99         1.1801%
District Of Columbia     6          $1,820,588.77         0.7310%
Florida                 15          $4,726,301.21         1.8977%
Georgia                 20          $6,185,241.64         2.4836%
Hawaii                   2            $672,000.00         0.2698%
Illinois                20          $6,277,524.48         2.5206%
Indiana                  2            $539,369.59         0.2166%
Kentucky                 1            $318,000.00         0.1277%
Louisiana                1            $540,000.00         0.2168%
Maryland                27          $7,262,445.97         2.9161%
Massachusetts           45         $14,514,145.17         5.8278%
Michigan                 1            $299,747.96         0.1204%
Minnesota                9          $2,479,053.31         0.9954%
Mississippi              1            $439,014.25         0.1763%
Missouri                 2            $572,384.45         0.2298%
Nevada                   5          $1,555,311.75         0.6245%
New Hampshire            2            $583,768.45         0.2344%
New Jersey              34         $10,102,319.13         4.0564%
New Mexico               2            $257,104.37         0.1032%
New York                26          $7,454,552.67         2.9932%
North Carolina           3            $812,066.90         0.3261%
Ohio                     4            $745,307.46         0.2993%
Oklahoma                 2            $424,500.00         0.1704%
Oregon                   7          $2,112,316.36         0.8482%
Pennsylvania            28          $9,483,314.97         3.8078%
Rhode Island             2            $398,777.36         0.1601%
South Carolina           3            $892,120.48         0.3582%
Tennessee                3          $1,885,306.53         0.7570%
Texas                   36          $8,949,980.11         3.5937%
Utah                     5          $1,630,437.67         0.6547%
Virginia                38         $10,410,972.31         4.1803%
Washington              10          $2,912,890.89         1.1696%
Wisconsin                1            $285,000.00         0.1144%
                     -----        ---------------       ---------
Total                  817        $249,048,321.27       100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     2 Mortgage Loans:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
   YEAR OF         # OF                  AS OF         AGGREGATE
  MATURITY        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
      2017            1            $345,461.57           0.1387%
      2018           11          $2,972,434.97           1.1935%
      2023            1            $498,737.30           0.2003%
      2025            1            $281,013.21           0.1128%
      2026            2            $744,311.97           0.2989%
      2027           27          $6,781,518.86           2.7230%
      2028          774        $237,424,843.39          95.3328%
                  -----        ---------------         ---------
     Total          817        $249,048,321.27         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 2 Mortgage Loans. The basis for such determination is the making of a representation by the Mortgagor at origination.

                                       AGGREGATE            % OF
                                        BALANCES         POOL BY
PURPOSE               # OF                 AS OF       AGGREGATE
OF LOAN              LOANS          CUT-OFF DATE         BALANCE
-------              -----          ------------       ---------
Purchase               377       $110,986,577.80        44.5643%
Rate Term/Refinance    330       $102,945,445.74        41.3355%
Cash-out Refinance     110        $35,116,297.73        14.1002%
                     -----       ---------------       ---------
Total                  817       $249,048,321.27       100.0000%

Pool 3

Pool 3 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans (the "Pool 3
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $115,714,205.91.

      The interest rates (the "Mortgage Rates") borne by the 366 Pool 3 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.0000% to 8.2500% and the weighted average Mortgage Rate of the Pool 3 Mortgage Loans as of the Cut-off Date is 7.1179% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 3 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 3 Mortgage Loans ranged from $23,000.00 to $1,042,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 3 Mortgage Loans is $316,159.03, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 3 Mortgage Loan is August 1994, and the latest scheduled maturity date of any such Mortgage Loan is June 2013. The weighted average loan-to-value ratio at origination of the Pool 3 Mortgage Loans as of the Cut-off Date is 68.0658%.

The Pool 3 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 3 Mortgage Loans:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
  MORTGAGE         # OF                  AS OF         AGGREGATE
     RATES        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
   6.0000%            1            $127,559.86           0.1102%
   6.1250%            1            $221,702.10           0.1916%
   6.2500%            4          $1,178,473.18           1.0184%
   6.3750%            3            $879,275.35           0.7599%
   6.5000%           10          $2,499,543.14           2.1601%
   6.6250%           10          $3,337,311.44           2.8841%
   6.7500%            9          $2,356,434.84           2.0364%
   6.8750%           33         $12,270,089.54          10.6038%
   7.0000%           67         $22,002,673.21          19.0147%
   7.1250%           82         $27,572,592.39          23.8282%
   7.2500%           64         $21,006,673.68          18.1539%
   7.3750%           36         $11,738,056.34          10.1440%
   7.5000%           16          $4,479,423.72           3.8711%
   7.6250%            9          $2,341,365.74           2.0234%
   7.6500%            1             $90,570.54           0.0783%
   7.7500%           10          $1,843,701.18           1.5933%
   7.8750%            4            $632,268.63           0.5464%
   8.0000%            3            $619,594.81           0.5355%
   8.1250%            2            $368,815.94           0.3187%
   8.2500%            1            $148,080.28           0.1280%
                  -----        ---------------         ---------
     Total          366        $115,714,205.91         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 3 Mortgage Loans :

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
     ORIGINAL           # OF               AS OF        AGGREGATE
     BALANCES          LOANS        CUT-OFF DATE          BALANCE
     --------          -----        ------------        ---------
 $      0 - 227,150       76      $10,144,195.17          8.7666%
 $227,151 - 250,000       32       $7,678,215.53          6.6355%
 $250,001 - 300,000       93      $25,461,364.31         22.0037%
 $300,001 - 350,000       56      $18,339,904.97         15.8493%
 $350,001 - 400,000       37      $13,894,910.81         12.0080%
 $400,001 - 450,000       23       $9,744,094.57          8.4208%
 $450,001 - 600,000       26      $13,204,316.13         11.4111%
 $600,001 - 650,000       10       $6,419,567.77          5.5478%
 $650,001 - 1,000,000 +   13      $10,827,636.65          9.3572%
                       -----     ---------------        ---------
             Total       366     $115,714,205.91        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 3
Mortgage Loan, as of the Cut-off Date, is $1,038,783.38.

The smallest outstanding Scheduled Principal Balance of any Pool
3 Mortgage Loan, as of the Cut-off Date, is $22,728.50.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 3 Mortgage Loans:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
      YEAR OF         # OF                 AS OF        AGGREGATE
  ORIGINATION        LOANS          CUT-OFF DATE          BALANCE
  -----------        -----          ------------        ---------
         1994            1           $234,266.61          0.2025%
         1996            2           $247,543.72          0.2139%
         1997           16         $3,576,602.73          3.0909%
         1998          347       $111,655,792.85         96.4927%
                     -----       ---------------        ---------
        Total          366       $115,714,205.91        100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 3 Mortgage Loans at origination:

     LOAN-                           AGGREGATE             % OF
   TO-VALUE                           BALANCES          POOL BY
   RATIO AT           # OF               AS OF        AGGREGATE
  ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
  -----------        -----        ------------        ---------
00.000 - 50.00          34      $10,080,098.84          8.7112%
50.001 - 60.00          51      $19,807,285.32         17.1174%
60.001 - 70.00          91      $30,293,216.75         26.1793%
70.001 - 75.00          55      $18,219,451.98         15.7452%
75.001 - 80.00         110      $31,425,593.72         27.1580%
80.001 - 85.00           5       $1,058,178.46          0.9145%
85.001 - 90.00          15       $3,567,619.18          3.0831%
90.001 - 95.00           5       $1,262,761.66          1.0913%
                     -----     ---------------        ---------
     Total             366     $115,714,205.91        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 3 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
TYPE OF               # OF                  AS OF       AGGREGATE
DWELLING             LOANS           CUT-OFF DATE         BALANCE
--------             -----           ------------       ---------
Single-family
 detached              339        $109,069,144.91        94.2574%
Single-family
 attached               10          $3,781,442.49         3.2679%
Condominium             14          $2,471,121.89         2.1355%
2 - 4 Family Units       3            $392,496.62         0.3392%
                     -----        ---------------       ---------
Total                  366        $115,714,205.91       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 3 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE           % OF
                                         BALANCES        POOL BY
                      # OF                  AS OF      AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE        BALANCE
---------            -----           ------------      ---------
Owner Occupied         339        $109,878,374.22       94.9567%
Vacation                21          $5,334,212.87        4.6098%
Investment               6            $501,618.82        0.4335%
                     -----        ---------------      ---------
Total                  366        $115,714,205.91      100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 3 Mortgage Loans:

                                        AGGREGATE            % OF
                                         BALANCES         POOL BY
                      # OF                  AS OF       AGGREGATE
STATE                LOANS           CUT-OFF DATE         BALANCE
-----                -----           ------------       ---------
Alabama                  2            $434,360.10         0.3754%
Arizona                 10          $2,886,554.83         2.4946%
Arkansas                 1            $317,521.46         0.2744%
California             107         $37,213,486.22        32.1600%
Colorado                 5          $1,094,435.37         0.9458%
Connecticut              6          $1,818,102.80         1.5712%
Delaware                 3            $954,187.27         0.8246%
District Of Columbia     1            $350,500.00         0.3029%
Florida                 14          $4,548,227.85         3.9306%
Georgia                  7          $1,706,430.91         1.4747%
Hawaii                   1            $247,769.86         0.2141%
Idaho                    1             $64,393.12         0.0556%
Illinois                14          $4,652,558.71         4.0207%
Kentucky                 1            $426,641.40         0.3687%
Louisiana                4          $1,048,700.28         0.9063%
Maryland                12          $3,101,384.67         2.6802%
Massachusetts           23          $7,290,953.18         6.3008%
Michigan                 5          $1,659,496.55         1.4341%
Minnesota                7          $2,225,133.03         1.9230%
Montana                  1            $301,000.00         0.2601%
Nebraska                 1            $324,971.49         0.2808%
Nevada                   7          $1,796,686.72         1.5527%
New Hampshire            4            $977,939.40         0.8451%
New Jersey              19          $4,439,783.48         3.8369%
New Mexico               2            $753,942.80         0.6516%
New York                16          $3,881,115.51         3.3541%
North Carolina           3            $945,201.74         0.8168%
North Dakota             1            $281,000.00         0.2428%
Ohio                     2            $532,471.15         0.4602%
Oklahoma                 3            $984,594.74         0.8509%
Oregon                   3            $949,365.50         0.8204%
Pennsylvania            22          $7,025,178.58         6.0711%
South Carolina           1            $262,000.00         0.2264%
Tennessee                8          $3,598,022.25         3.1094%
Texas                   22          $7,111,686.81         6.1459%
Utah                     3          $1,066,699.14         0.9218%
Vermont                  3          $1,009,643.44         0.8725%
Virginia                 8          $2,576,596.36         2.2267%
Washington               6          $2,268,172.94         1.9602%
West Virginia            1            $474,019.11         0.4096%
Wisconsin                6          $2,113,277.14         1.8263%
                     -----        ---------------       ---------
Total                  366        $115,714,205.91       100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     3 Mortgage Loans:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
   YEAR OF         # OF                  AS OF         AGGREGATE
  MATURITY        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
      2007            1            $228,248.21           0.1973%
      2008            6          $1,615,029.48           1.3957%
      2011            4          $1,409,364.92           1.2180%
      2012           12          $2,456,454.38           2.1229%
      2013          343        $110,005,108.92          95.0661%
                  -----        ---------------         ---------
     Total          366        $115,714,205.91         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 3 Mortgage Loans calculated as of the Cut-off Date is 179 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 3 Mortgage Loans The basis for such determination is the making of a representation by the Mortgagor at origination.

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
PURPOSE               # OF                AS OF       AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE         BALANCE
-------              -----         ------------       ---------
Purchase                82       $21,176,852.52        18.3010%
Rate Term/Refinance    221       $75,920,492.85        65.6104%
Cash-out Refinance      63       $18,616,860.54        16.0886%
                     -----      ---------------       ---------
Total                  366      $115,714,205.91       100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of June 23, 1998, for certain of the Series 1998-11 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

1.2 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of June 23, 1998, for certain of the Series 1998-11 Certificates between GE Capital Mortgage Services, Inc. and Salomon Brothers Inc.

1.4    The Pooling and Servicing Agreement for the Series 1998-11
       Certificates, dated as of June 1, 1998, between GE
       Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                           SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             GE Capital Mortgage Services, Inc.


                             By:   /s/ Syed W. Ali
                                --------------------------
                             Name: Syed W. Ali
                             Title: Vice President




Dated as of June 26, 1998

                           SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             GE Capital Mortgage Services, Inc.


                             By:
                                --------------------------
                             Name: Syed W. Ali
                             Title: Vice President




Dated as of June 26, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-----------------------------------------------------------------
 EXHIBIT NO.         DESCRIPTION                         PAGE
-----------------------------------------------------------------

     1.1    The Underwriting Agreement, dated as
            of June 22, 1995, and the related Terms
            Agreement, dated as of June 23, 1998,
            for certain of the Series 1998-11
            Certificates between GE Capital
            Mortgage Services, Inc. and Credit
            Suisse First Boston Corporation.

     1.2    The Underwriting Agreement, dated as
            of October 23, 1995, and the related
            Terms Agreement, dated as of June 23,
            1998, for certain of the Series 1998-11
            Certificates between GE Capital
            Mortgage Services, Inc. and Saloman
            Brothers Inc.

     4.1    The Pooling and Servicing Agreement
            for the Series 1998-11 Certificates, dated as of June 1, 1998, between GE Capital
            Mortgage Services, Inc., as seller and
            servicer, and State Street Bank and Trust
            Company, as trustee.

-----------------------------------------------------------------